Preliminary Computational Materials




                         Midland Realty Acceptance Corp.

                Commercial Mortgage Pass-Through Certificates

                                  Series 1996-1

Midland Realty Acceptance Corp. (the "Issuer") will be offering for public purchase certain classes of certificates from the MRAC 1996-1 series of commercial mortgage pass-through certificates.

Underwriter's Statement
MRAC Commercial Mortgage Pass-Through Certificates, Series 1996-1

The attached Preliminary Structural Term Sheet and Preliminary Collateral Term Sheet (collectively, the "Computational Material") are privileged and confidential and are intended for use by the addressee only. The Computational Material is based upon information made available to Prudential Securities Incorporated ("Prudential") and Smith Barney Incorporated ("SBI") by sources deemed to be reliable. None of Prudential, SBI, the Issuer, or any of their affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein, including, without limitation, the description of the collateral contained in the Preliminary Collateral Term
Sheet, is preliminary, and will be superseded by the information and descriptions contained in the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This Computational Material may not be provided to any third party other than the addressee's legal, tax, financing and/or accounting advisors for the purposes of evaluating said material.

No assurance can be given as to the accuracy, appropriateness or completeness of the Computational Material in any particular context or as to whether the Computational Material reflects future performance. This Computational Material should not be construed as either a projection or prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Material is based on prepayment and other assumptions; actual experience may affect dramatically such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Material. The principal amount and designation of any security described in the Computational Material are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in the Preliminary Structural Term Sheet has been filed with the Securities Exchange Commission and is effective, a prospectus supplement relating to such securities has not been filed yet with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in the Preliminary Structural Term Sheet for definitive terms of the securities and the collateral. A preliminary and final prospectus supplement may be obtained by contacting the Prudential Securities Trading Desk at (212) 778-2741.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail. Please feel free to call if you have any questions.

Prudential Securities
Stephanie Anzivino (212) 778-7452
Adrianne Dicker (212) 778-1360

Smith Barney Incorporated
Deborah Schiavo (212) 723-4926
Lotte Kramer (212) 723-4915

B.    PRELIMINARY COMPUTATIONAL MATERIALS
- ------------------------------------------------------------------------------
Preliminary Structural Term Sheet

Approximate Deal Size:     $382.7 million

Depositor:                 Midland Realty Acceptance  Corporation  ("MRAC"), a
                           Missouri corporation and wholly owned subsidiary of Midland Loan Services, L.P., a Missouri limited partnership ("Midland").

Rating Agencies:           Standard & Poor's ("S&P")
                           Duff & Phelps Credit Rating Co. ("Duff")

Securities:                The  Class  A-1,   Class   A-EC  (the   Excess-Cash
                           Certificates),  Class  A-2  Certificates,  Class C,
                           Class D,  Class E and  Class F  (collectively,  the
                           "Public Certificates") will be issued as part of the Midland Realty Acceptance Corp. Commercial
                           Mortgage  Pass-Through  Certificates,  Series  MRAC
                           1996-1 ("MRAC 1996-1"). The Public Certificates will be publicly offered, regular interests in the REMIC trust fund to be created by MRAC, and will carry ratings of AAA (Classes A-1 and A-3), AA
                           (Class  C), A (Class  D),  BBB  (Class  E) and BBB-
                           (Class F) from both Rating Agencies.

Lead Manager:              Prudential Securities Incorporated ("PSI")

Co-Lead Manager:           Smith Barney Incorporated ("SBI")

- ---------------------------------------------------------------------------
   PRELIMINARY APPROXIMATE CLASS SIZES OF PUBLICLY OFFERED CERTIFICATES
- ---------------------------------------------------------------------------
- ---------------------------------------------------------------------------
   Rating    Approximate    Approximate       Approximate      Approximate
   S&P /      Class Size           % of        Cumulative          Average
   Duff     ($ millions)           Deal    Subord. Levels             Life

   AAA              $145            38%               32%           5 year
   AAA              $383(notional balance)(notional balance) (Excess-Cash)
   AAA              $115            30%               32%          10 year
   AA                $27             7%               25%              TBD
   A                 $23             6%               19%              TBD
   BBB               $15             4%               15%              TBD
   BBB-              $12             3%               12%              TBD

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the final prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. The Issuer, PSI, SBI and their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, the Issuer, PSI, SBI and certain of their affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers and their affiliates. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    PRELIMINARY COMPUTATIONAL MATERIALS
- ------------------------------------------------------------------------------
Preliminary Structural Term Sheet

Master Servicer:           Midland.

Special Servicer:          Midland.

Trustee: LaSalle National Bank, a nationally chartered bank with its principal offices in Chicago, Illinois.

Fiscal Agent:              ABN  Amro  Bank,   N.V.,  a   Netherlands   banking
                           corporation  and parent of the Trustee.  The Fiscal
                           Agent will be obligated to make any principal and interest advances required to be made in the event that the Master Servicer and the Trustee default in the performance of their obligations to make such advances.

Cut-Off Date:              August 1, 1996

Closing Date:              On or about September 6, 1996

The Mortgage Pool:         The  Mortgage   Pool  will  consist  of  143  whole
                           mortgage  loans  (the  "Mortgage  Loans")  with  an
                           original principal balance of approximately  $382.7
                           million.  The  original  principal  balances of the
                           Mortgage Loans range from  approximately  $566,000,
                           to  approximately  $18,850,000,   and  the  average
                           principal   balance  of  the   Mortgage   Loans  is
                           approximately  $2,676,285.  Approximately  89.6% of
                           the  Mortgage  Pool   represents   Mortgage   Loans
                           originated   either  by   Midland,   Smith   Barney
                           Mortgage Capital  Incorporated  ("Smith Barney") or
                           correspondents  of Smith Barney.  Midland purchased
                           three Mortgage Loans from three different  sources;
                           in each case,  Midland  re-underwrote  the Mortgage
                           Loan  and  conducted  on-site  inspections.   Smith
                           Barney  purchased 15 of the Mortgage  Loans with an
                           original  principal  balance of $19.1  million from
                           non-correspondents;  Smith Barney re-underwrote all
                           of these  Mortgage  Loans.  In the  Mortgage  Pool,
                           134   of   the   Mortgage    Loans,    representing
                           approximately   91.3%  of  the  original  principal
                           balance,  are  balloons,  and  the  remaining  nine
                           Mortgage Loans, representing  approximately 8.7% of
                           the   original   principal   balance,   are   fully
                           amortizing.


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the final prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. The Issuer, PSI, SBI and their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, the Issuer, PSI, SBI and certain of their affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers and their affiliates. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

- ------------------------------------------------------------------------------
Principal                  Distributions:  All  principal  payments  (scheduled,
                           balloons and prepayments)  will be distributed to the
                           various   classes   in   the   MRAC   1996-1   Series
                           sequentially by credit seniority.

Distribution Date:         The 25th day of each  month,  or if the 25th day is
                           not a Business  Day, the  Business Day  immediately
                             following the 25th day.

Denominations:             The Public  Certificates  will be issued in minimum
                           denominations   of  $100,000.00  and  multiples  of
                           $1,000.00 in excess thereof.

Auction Call:              If the REMIC Trust Fund for these  Certificates has
                           not been earlier  terminated,  the Trustee shall on
                           the  Distribution  Date  occurring  in September of
                           each year from and including  2007, and on any date
                           after the Distribution  Date occurring in September
                           2007 on which the Trustee  receives an  unsolicited
                           bona fide offer to purchase  all (but not less than
                           all)  of the  Mortgage  Loans  (each,  an  "Auction
                           Valuation  Date"),  request  that four  independent
                           financial    advisory,    investment   banking   or
                           investment  brokerage firms  nationally  recognized
                           in  the   field  of  real   estate   analysis   and
                           reasonably  acceptable  to the Master  Servicer and
                           the Special  Servicer,  provide the Trustee with an
                           estimated  value at which  the  Mortgage  Loans and
                           all  other  property  acquired  in  respect  of any
                           Mortgage  Loan in the  REMIC  Trust  Fund  could be
                           sold  pursuant  to an  auction.  If  the  aggregate
                           value of the Mortgage  Loans and all other property
                           acquired  in  respect  of  any  Mortgage  Loan,  as
                           determined  by the  average  of the  three  highest
                           such  estimates,  equals or exceeds  the  aggregate
                           amount   of  the   Certificate   Balances   of  all
                           Certificates  outstanding on the Auction  Valuation
                           Date  plus  accrued  interest  and  expenses,   the
                           Trustee  shall  conduct an auction of the  Mortgage
                           Loans  and  such  property  and  thereby  effect  a
                           termination  of the  REMIC  Trust  Fund  and  early
                           retirement  of the then  outstanding  Certificates.
                           The  Trustee  shall  accept no bid  lower  than the
                           Certificate    Balances    of   all    Certificates
                           outstanding on the Auction Valuation Date plus accrued interest and expenses.


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the final prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. The Issuer, PSI, SBI and their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, the Issuer, PSI, SBI and certain of their affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers and their affiliates. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    PRELIMINARY COMPUTATIONAL MATERIALS
- ------------------------------------------------------------------------------
Preliminary Structural Term Sheet

Optional Termination:      The Special  Servicer,  Master Servicer,  Depositor
                           and  any   holder   of  the   residual   class   of
                           Certificates  (the "Residual  Class")  representing
                           more  than a 50%  interest  of the  Residual  Class
                           will  each  have the  option  to  purchase,  at the
                           purchase  price to be  specified  at a later  date,
                           all  of  the  Mortgage  Loans,   and  all  property
                           acquired through exercise of remedies in respect of any Mortgage Loans, remaining in the REMIC
                           Trust Fund, and thereby effect a termination of the REMIC Trust Fund and early retirement of the then outstanding Certificates, on any Distribution
                           Date on which the aggregate scheduled principal balance of the Mortgage Loans remaining in the REMIC Trust Fund is less than 10% of the initial principal balance of the Mortgage Pool.

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the final prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. The Issuer, PSI, SBI and their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, the Issuer, PSI, SBI and certain of their affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers and their affiliates. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

- ------------------------------------------------------------------------------
B.    Preliminary Computational Materials
- ------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

MORTGAGE SUMMARY REPORT (All characteristics are as of the origination date)
- ------------------------------------------------------------------------------
Number of Mortgage Loans:                                            143
Aggregate Original Principal Balance:                    $382,708,761.00

Weighted Average Gross Coupon:                                    8.940%
Gross Coupon Range:                                     7.000% - 12.100%

Average Original Principal Balance:                        $2,676,285.04
Maximum Original Principal Balance:                       $18,850,000.00
Minimum Original Principal Balance:                          $566,000.00

Weighted Average Original Term (Last Pay Date to Maturity/Balloon Date):
135.340 mths
Original Term Range:                               60.000 - 286.000 mths

Weighted Average Amortized Original Term:                   297.127 mths
Amortized Original Term Range:                    168.000 - 360.005 mths

Weighted Average Original LTV:                                   68.241%
Original LTV Range:                                   30.832% - 88.915%1

Weighted Average DSCR:                                             1.379
DSCR Range:                                               1.200 - 2.2902

1 One of the Mortgage Loans, secured by a Sam's Club located in Caguas, Puerto Rico, has a DSCR (1.06) and LTV (88.915%) that reflect the bondable nature of the WalMart-lease and the AA / Aa2 rating on WalMart's senior corporate debt, by S&P's and Moody's, respectively. Seven of the Mortgage Loans, secured by multifamily properties and representing approximately 9,7% of the total original principal balance of the Mortgage Pool, have LTVs ranging approximately between 75-80%. All but two of the LTV ratios (explained as follows) in the Preliminary Collateral Tables for this Mortgage Pool are derived from the appraised value over the original principal balance. One Mortgage Loan has an LTV ratio that assumed a cap rate estimated by SBI. One Mortgage Loan secured by an industrial property in Solon, Ohio, has an LTV of approximately 67.01%, which represents the original principal balance of the Mortgage Loan less the amount of a letter of credit to the mortgagee, divided by the appraiser's "as is" value of the property.

2 For purposes of computing the Preliminary Collateral Sheet Table of DSCRs, three Mortgage Loans were excluded that have DSCRs ranging approximately from
1.0 to 1.06: the Mortgage Loan secured by the Banco Mercantil Building, the Mortgage Loan secured by the Rainbow Dunes Kmart in Las Vegas and the Mortgage Loan secured by the Sam's Club in Plaza Centro, Puerto Rico. The Banco Mercantil Building is owner-occupied; the Rainbow Dunes property is triple-net leased and backed by a Kmart corporate guarantee; and the Sam's Club property is backed by a WalMart USA corporate guarantee.

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- ------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

                                  GROSS COUPON
- ------------------------------------------------------------------------------
                                                WA    WA     Maximum
                                            (mths)     %    Original       Total
            Gross              #    %     %   Orig  Orig        Loan    Original
           Coupon           Loan Pool   WAC   Term   LTV      Amount     Balance
- ------------------------------------------------------------------------------
 6.75%< Gross Coupon<=7.00%  1  4.93  7.000 286.00 88.92 $18,850,000 $18,850,000
 7.50%< Gross Coupon<=7.75%  1  1.79  7.640  84.00 74.46  $6,850,000  $6,850,000
 7.75%< Gross Coupon<=8.00%  1   .30  7.960  84.00 71.88  $1,150,000  $1,150,000
 8.00%< Gross Coupon<=8.25% 11  9.22  8.155 117.72 69.60  $8,500,000 $35,286,250
 8.25%< Gross Coupon<=8.50%  5  4.10  8.468 120.00 69.59  $7,400,000 $15,700,000
 8.50%< Gross Coupon<=8.75% 27 15.67  8.656 123.04 66.17  $8,350,000 $59,968,063
 8.75%< Gross Coupon<=9.00% 20 19.46  8.898 112.41 68.62 $17,790,000 $74,485,565
 9.00%< Gross Coupon<=9.25% 21 11.51  9.165 136.54 67.48  $5,754,000 $44,038,300
 9.25%< Gross Coupon<=9.50% 27 16.85  9.355 145.34 65.44  $5,275,000 $64,470,500
 9.50%< Gross Coupon<=9.75% 17  9.81  9.640 142.77 65.96  $7,000,000 $37,555,083
 9.75%< Gross Coupon<=10.00% 9  3.87  9.812 133.14 60.13  $3,650,000 $14,805,000
10.25%< Gross Coupon<=10.50% 1   .39 10.500  84.00 65.50  $1,500,000  $1,500,000
11.25%< Gross Coupon<=11.50% 1   .63 11.437 120.00 52.17  $2,400,000  $2,400,000
12.00%< Gross Coupon<=12.25% 1  1.48 12.100 144.00 77.54  $5,650,000  $5,650,000
- ------------------------------------------------------------------------------
Total.....                  143 100%  8.940 135.34 68.24 $18,850,000$382,708,761


                            ORIGINAL MATURITY/BALLOON
- -----------------------------------------------------------------------------------------
                                                      WA     WA      Maximum
        Original                                   (mths)     %     Original        Total
       (months to)                #      %       %   Orig   Orig        Loan     Original
        Maturity               Loan   Pool     WAC   Term    LTV      Amount      Balance
- -----------------------------------------------------------------------------------------
 50 < Original Maturity<=  60     1   4.65   8.780  60.00  79.07 $17,790,000  $17,790,000
 80 < Original Maturity<=  90    22  13.73   8.680  84.06  71.04  $8,500,000  $52,540,615
110 < Original Maturity<= 120    62  44.07   8.969 120.00  66.06  $8,350,000 $168,667,646
140 < Original Maturity<= 150    24  13.23   9.515 144.00  69.34  $5,754,000  $50,633,750
160 < Original Maturity<= 170     1    .31   9.160 168.00  70.59  $1,200,000   $1,200,000
170 < Original Maturity<= 180    29  18.14   9.202 180.00  62.12  $7,000,000  $69,426,750
190 < Original Maturity<= 200     3    .94   9.145 192.00  69.68  $1,480,000   $3,600,000
280 < Original Maturity<= 290     1   4.93   7.000 286.00  88.92 $18,850,000  $18,850,000
- -----------------------------------------------------------------------------------------
Total.....                      143   100%   8.940 135.34  68.24 $18,850,000 $382,708,761

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- ------------------------------------------------------------------------------
Preliminary Collateral Term Sheet


                        ORIGINAL TERM TO MATURITY/BALLOON
- -------------------------------------------------------------------------------
                                             WA     WA     Maximum
     Original                             (mths)     %    Original         Total
   (months to)          #      %      %    Orig   Orig        Loan      Original
       Term          Loan   Pool    WAC    Term    LTV      Amount       Balance
- -------------------------------------------------------------------------------
 48< Orig Term<=  60   1    4.65  8.780   60.00  79.07 $17,790,000  $17,790,000
 72< Orig Term<=  84  20   12.97  8.690   84.00  71.00  $8,500,000  $49,640,615
 84< Orig Term<=  96   2     .76  8.510   85.00  71.80  $1,580,000   $2,900,000
108< Orig Term<= 120  62   44.07  8.969  120.00  66.06  $8,350,000 $168,667,646
132< Orig Term<= 144  24   13.23  9.515  144.00  69.34  $5,754,000  $50,633,750
156< Orig Term<= 168   1     .31  9.160  168.00  70.59  $1,200,000   $1,200,000
168< Orig Term<= 180  29   18.14  9.202  180.00  62.12  $7,000,000  $69,426,750
180< Orig Term<= 192   3     .94  9.145  192.00  69.68  $1,480,000   $3,600,000
276< Orig Term<= 288   1    4.93  7.000  286.00  88.92 $18,850,000  $18,850,000
- -------------------------------------------------------------------------------
Total.....           143    100%  8.940  135.34  68.24 $18,850,000 $382,708,761

                         ORIGINAL AMORTIZATION SCHEDULE
- ------------------------------------------------------------------------------------------
                                                    WA      WA     Maximum
         Original                                (mths)      %    Original        Total
       (months to)               #     %      %    Orig   Orig        Loan     Original
        Amortize              Loan  Pool    WAC   Amort    LTV      Amount      Balance
- ------------------------------------------------------------------------------------------
160< Original Amortiz <=  170   1    .31  9.160  168.00  70.59  $1,200,000   $1,200,000
170< Original Amortiz <=  180   7   4.39 10.051  179.90  66.89  $5,650,000  $16,800,000
190< Original Amortiz <=  200   3    .94  9.145  192.00  69.68  $1,480,000   $3,600,000
230< Original Amortiz <=  240  29  14.43  9.010  240.00  61.02  $8,000,000  $55,218,563
260< Original Amortiz <=  270   1    .33  8.950  270.00  74.40  $1,250,000   $1,250,000
280< Original Amortiz <=  290   2   6.86  7.423  285.44  83.91 $18,850,000  $26,250,000
290< Original Amortiz <=  300  75  50.10  9.159  300.00  66.71  $8,350,000 $191,752,583
350< Original Amortiz <=  360  25  22.64  8.645  360.00  71.57 $17,790,000  $86,637,615
- ------------------------------------------------------------------------------------------
Total.....                    143   100%  8.940  297.13  68.24 $18,850,000 $382,708,761

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- ------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

                                  BALLOON LOANS
- ------------------------------------------------------------------------------
                                           WA     WA       Maximum
                                         (mths)     %     Original         Total
                     #       %       %    Orig   Orig         Loan      Original
Loan Type         Loan    Pool     WAC    Term    LTV       Amount       Balance
- ------------------------------------------------------------------------------
Fully -Amortizing    9    8.68   7.861  241.05  78.65  $18,850,000   $33,200,000
Balloon            134   91.32   9.043  125.30  67.25  $17,790,000  $349,508,761
- ------------------------------------------------------------------------------
Total.....         143    100%   8.940  135.34  68.24  $18,850,000  $382,708,761

                               ORIGINAL LTV RANGE
- ------------------------------------------------------------------------------
                                             WA      WA    Maximum
                                           (mths)     %    Original        Total
      Range of              #     %      %  Orig    Orig       Loan     Original
        LTVs             Loan  Pool    WAC  Term     LTV     Amount      Balance
- ------------------------------------------------------------------------------
30.832<  LTV <=50.000       7   4.57  9.040  141.83  40.58  $8,000,000  $17,497,400
50.000<  LTV <=55.000      14   5.20  9.448  145.08  53.38  $3,315,000  $19,886,411
55.000<  LTV <=60.000      10   3.64  9.130  138.58  57.44  $3,650,000  $13,935,683
60.000<  LTV <=65.000      26  14.80  9.035  139.47  62.75  $8,350,000  $56,643,402
65.000<  LTV <=70.000      38  27.01  9.124  130.27  67.78  $7,000,000 $103,380,865
70.000<  LTV <=75.000      39  28.67  8.847  126.13  72.79  $8,500,000 $109,720,000
75.000<  LTV <=80.000       8  11.18  9.128   91.13  77.58 $17,790,000  $42,795,000
85.000<  LTV <=90.000       1   4.93  7.000  286.00  88.92 $18,850,000  $18,850,000
- ------------------------------------------------------------------------------
Total.....                143  100%  8.940  135.34  68.24 $18,850,000 $382,708,761

                            ORIGINAL MORTGAGE AMOUNT
- -----------------------------------------------------------------------------------------
                                                     WA       WA     Maximum
                                                   mths)       %    Original       Total
        Original                #      %       %    Orig    Orig        Loan     Original
   Mortgage Amount ($)       Loan   Pool     WAC    Term     LTV      Amount      Balance
- -----------------------------------------------------------------------------------------
  500,000<Balance<=   600,000   3    .46   9.708  160.77   51.86    $600,000   $1,766,000
  600,000<Balance<=   750,000   5    .90   9.040   99.33   63.90    $734,319   $3,439,345
  750,000<Balance<= 1,000,000  20   4.81   9.096  137.02   60.01  $1,000,000  $18,404,722
1,000,000<Balance<= 2,000,000  50  18.39   9.074  136.14   66.30  $1,900,000  $70,384,561
2,000,000<Balance<= 3,000,000  23  14.71   9.179  132.21   65.63  $3,000,000  $56,296,133
3,000,000<Balance<= 4,000,000  18  16.61   9.001  132.11   66.04  $4,000,000  $63,579,000
4,000,000<Balance<= 5,000,000   6   7.06   9.249  123.84   69.53  $4,965,000  $27,020,000
5,000,000<Balance<= 6,000,000   7   9.94   9.479  133.74   70.62  $5,754,000  $38,029,000
6,000,000<Balance<= 7,000,000   4   7.22   8.803  141.03   70.19  $7,000,000  $27,650,000
7,000,000<Balance<= 8,000,000   3   5.92   8.577  120.00   62.01  $8,000,000  $22,650,000
8,000,000<Balance<= 9,000,000   2   4.40   8.429  101.84   68.16  $8,500,000  $16,850,000
          Balance> 17,000,000   2   9.57   7.864  176.27   84.13 $18,850,000  $36,640,000
- -----------------------------------------------------------------------------------------
Total.....                     143  100%   8.940  135.34   68.24 $18,850,000 $382,708,761

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- --------------------------------------------------------------------------------
Preliminary Collateral Term Sheet


                             GEOGRAPHIC DISTRIBUTION
- --------------------------------------------------------------------------------------
                             WA     WA    Minimum     Maximum
                         (mths)      %   Original    Original        Total     Average
         #    %        %   Orig   Orig       Loan        Loan     Original    Original
State Loans Pool     WAC   Term    LTV     Amount      Amount      Balance     Balance
- --------------------------------------------------------------------------------------
 AR      1   .34   8.750  84.00  72.18 $1,310,000  $1,310,000   $1,310,000  $1,310,000
 AZ      6  3.56   9.198 106.73  70.85   $990,000  $3,900,000  $13,615,000  $2,269,167
 CA     13 13.26   9.041 119.92  64.72 $1,000,000  $8,500,000  $50,740,000  $3,903,077
 CO      4  1.86   9.704 118.02  62.40 $1,435,000  $2,500,000   $7,100,000  $1,775,000
 DC      1  1.38   9.280 120.00  73.26 $5,275,000  $5,275,000   $5,275,000  $5,275,000
 DE      1  1.30   9.720 120.00  73.56 $4,965,000  $4,965,000   $4,965,000  $4,965,000
 FL      8  4.35   8.897 134.29  66.76   $847,400  $4,060,000  $16,639,750  $2,079,969
 GA      5  2.05   8.900 114.03  68.03   $625,000  $3,550,000   $7,835,000  $1,567,000
 ID      1   .53   9.560 120.00  63.71 $2,038,583  $2,038,583   $2,038,583  $2,038,583
 IL      8  5.38   8.412 136.03  66.75   $857,318  $7,250,000  $20,581,561  $2,572,695
 IN      3  2.93   8.897 122.03  69.41   $950,000  $7,000,000  $11,232,000  $3,744,000
 KS      1  1.14   8.540 120.00  71.31 $4,350,000  $4,350,000   $4,350,000  $4,350,000
 LA      1   .83   8.920 120.00  69.13 $3,180,000  $3,180,000   $3,180,000  $3,180,000
 MA      1   .27   9.760 144.00  64.86 $1,050,000  $1,050,000   $1,050,000  $1,050,000
 MD      2   .44   9.633 120.00  57.28  $566,000   $1,133,000   $1,699,000    $849,500
 MI      5  2.56   9.097 121.89  69.49 $1,412,000  $2,433,750   $9,795,750  $1,959,150
 MO      6  2.97   8.828 160.98  67.52   $730,026  $6,800,000  $11,362,777  $1,893,796
 MT      1   .47   9.260 180.00  72.00 $1,800,000  $1,800,000   $1,800,000  $1,800,000
 NH      1   .23   9.630 120.00  73.72   $862,500    $862,500     $862,500    $862,500
 NJ      4  1.85   9.093 148.11  59.09 $1,100,000  $3,315,000   $7,075,464  $1,768,866
 NM      3  1.53   9.449 182.36  64.14 $1,150,000  $3,100,000   $5,850,000  $1,950,000
 NV      3  6.52   9.560  84.08  77.98 $1,500,000 $17,790,000  $24,940,000  $8,313,333
 NY      9  7.07   8.935 145.31  68.39   $970,000  $7,000,000  $27,068,432  $3,007,604
 OH      9  6.99   8.975 129.04  64.31   $975,000  $4,900,000  $26,742,000  $2,971,333
 OK      8  4.25   8.956 143.45  68.48   $975,000  $3,500,000  $16,248,800  $2,031,100
 PA      5  2.31   9.250 150.53  66.71   $600,000  $5,754,000   $8,846,829  $1,769,366
 PR      3  9.04   7.731 210.44  78.70 $7,400,000 $18,850,000  $34,600,000  $11,533,333
 TN      2   .48   8.950 180.00  57.63   $920,000    $930,000   $1,850,000    $925,000
 TX     231 1.27   9.032 127.38  63.77   $675,000  $5,500,000  $43,146,315  $1,875,927
 VA      4  2.25   9.338 131.14  64.69 $1,200,000  $4,420,000   $8,614,000  $2,153,500
 WY      1   .60   9.480 144.00  71.72 $2,295,000  $2,295,000   $2,295,000  $2,295,000
- --------------------------------------------------------------------------------------
Total..143  100%   8.940 135.34  68.24   $566,000 $18,850,000 $382,708,761  $2,676,285

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- --------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

                                  PROPERTY TYPE
- -------------------------------------------------------------------------------------------
                                                        WA      WA     Maximum
                                                      (mths)     %    Original        Total
                                     #     %      %    Orig   Orig        Loan     Original
Loan Feature                      Loan  Pool    WAC    Term    LTV      Amount      Balance
- -------------------------------------------------------------------------------------------
Congregate Care                      5  3.98  8.320  120.00  62.47  $4,060,000  $15,220,000
Hotel                                4  5.98  8.968  159.04  56.87  $8,000,000  $22,900,000
Industrial                           4  2.57  9.396  122.55  70.01  $4,900,000   $9,819,750
Mini Warehouse                       3   .94  9.147  146.66  59.51  $1,600,000   $3,601,000
Mobile Home Park                     4  2.17  9.324  124.13  68.06  $3,410,000   $8,305,000
Nursing Home, Congregate/Asst.Living 1  1.05  9.630  120.00  68.97  $4,000,000   $4,000,000
Office                              13  8.36  9.355  148.63  63.43  $7,000,000  $31,987,000
Office, w/Retail                     2  1.58 10.449  120.00  55.10  $3,650,000   $6,050,000
Retail, Anchored                     8  7.37  9.841  137.77  71.89  $5,754,000  $28,192,583
Retail, Neighborhood/Comm.Centre     7  7.02  8.578  108.08  68.77  $8,350,000  $26,875,000
Retail, Regional Shopping            1  4.93  7.000  286.00  88.92 $18,850,000  $18,850,000
Retail, Single Tenant               17  7.54  8.854  139.64  63.29  $7,400,000  $28,872,813
Retail, Unanchored                  10  5.22  9.169  137.89  70.30  $4,325,000  $19,987,500
Multifamily                         64  41.30 8.903  117.92  69.44 $17,790,000 $158,048,115
- -------------------------------------------------------------------------------------------
Total                              143  100%  8.940  135.34  68.24 $18,850,000 $382,708,761

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- ------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

                                   DSCR RANGE
- ------------------------------------------------------------------------------
                                               WA           Maximum
                                           (mths)          Original        Total
       Range of           #     %      % Original    WA       Loan      Original
         DSCRs         Loan  Pool    WAC     Term  DSCR      Amount      Balance
- ------------------------------------------------------------------------------
1.1999<= DSCR< 1.2499     9   5.9  9.304   133.99  1.22  $4,900,000  $20,604,000
1.2499<= DSCR< 1.2999    27  27.3  9.044   113.86  1.27 $17,790,000  $96,025,500
1.2999<= DSCR< 1.3499    34  23.2  8.976   130.88  1.32  $7,400,000  $81,330,398
1.3499<= DSCR< 1.3999    18  10.6  8.715   124.53  1.37  $8,500,000  $37,268,000
1.3999<= DSCR< 1.4499    10   7.9  9.268   132.23  1.42  $8,350,000  $27,643,000
1.4499<= DSCR< 1.4999    13  10.7  8.861   134.19  1.47  $6,800,000  $37,513,800
1.4999<= DSCR< 1.5499     3   2.1  9.361   180.00  1.51  $3,500,000   $7,437,500
1.5499<= DSCR< 1.5999    12   3.4  8.640   124.56  1.58  $1,600,000  $11,986,589
1.5999<= DSCR< 1.6499     3   2.4  8.412   127.30  1.63  $3,300,000   $8,420,000
1.6999<= DSCR< 1.7499     1    .2  9.250    84.00  1.70    $625,000     $625,000
1.7999<= DSCR< 1.8499     3   1.5  8.256   101.01  1.82  $2,500,000   $5,291,250
1.8499<= DSCR< 1.8999     1    .2  9.900   180.00  1.86    $600,000     $600,000
1.8999<= DSCR< 1.9499     3   3.0  8.996   126.94  1.92  $8,000,000  $10,606,324
1.9999<= DSCR< 2.4999     3   1.7  9.474   122.47  2.22  $4,000,000   $5,857,400
- ------------------------------------------------------------------------------
Total.....              140  100%  8.980   126.22  1.39 $17,790,000 $351,208,761


For purposes of computing the Preliminary Collateral Term Sheet table of DSCRs, three Mortgage Loans were excluded that have DSCRs ranging from 1.0 to 1.06: the Mortgage Loan secured by the Banco Mercantil Building, the Mortgage Loan secured by the Rainbow Dunes Kmart in Las Vegas and the Mortgage Loan secured by the Sam's Club in Plaza Centro, Puerto Rico. The Banco Mercantil Building is owner-occupied; the Rainbow Dunes property is triple-net leased and backed by a Kmart corporate guarantee; and the Sam's Club property is backed by a WalMart USA corporate guarantee.

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- ------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

                                             Original                 Original
                                                Term    Original     Principal
Property Name     # Loans    % Pool % Coupon  months)    LTV %         Balance
- ------------------------------------------------------------------------------
SAM'S CLUB              1      4.93     7.00     286     88.92     $18,850,000
SUNRISE APARTMENTS      1      4.65     8.78      60     79.07     $17,790,000
ACACIA PARK APARTMEN    1      2.22     8.16      84     73.91      $8,500,000
PLAZA CENTRO I I        1      2.18     8.70     120     62.31      $8,350,000
HOLIDAY INN MAINGATE    1      2.09     9.00     120     41.67      $8,000,000
BUILDER'S SQUARE        1      1.93     8.50     120     71.15      $7,400,000
HESSEL ON THE PARK A    1      1.89     8.19     120     75.13      $7,250,000
BANCO MERCANTIL BUIL    1      1.83     9.63     180     65.42      $7,000,000
TIBERON TRAILS APART    1      1.83     9.00     120     71.57      $7,000,000
ARCADIA SHOPPING CEN    1      1.79     7.64      84     74.46      $6,850,000
RAPHAEL HOTEL   1       1      1.78     8.92     180     69.39      $6,800,000
PROMENADE AT LEBANON    1      1.50     9.17     144     74.73      $5,754,000
RAINBOW DUNES NEIGHB    1      1.48    12.10     144     77.54      $5,650,000
COUNTRY CREEK APARTM    1      1.44     8.86      84     63.95      $5,500,000
RAPHAEL HOTEL - IL      1      1.44     8.73     180     61.11      $5,500,000
1411 K STREET N.W.      1      1.38     9.28     120     73.26      $5,275,000
THE GATES APARTMENTS    1      1.37     8.72      84     77.21      $5,250,000
GOTTSCHALKS/ANTIOCH     1      1.33     9.39     180     66.23      $5,100,000
DOVER SPRINGHILL SHO    1      1.30     9.72     120     73.56      $4,965,000
32000 AURORA ROAD       1      1.28     9.39     120     67.01      $4,900,000
HECHINGER BACKLICK P    1      1.15     9.68     120     65.97      $4,420,000
THE BOARDWALK APARTM    1      1.14     8.54     120     71.31      $4,350,000
MARIPOSA PLAZA  1       1      1.13     9.47     144     71.37      $4,325,000
LIME PLAZA RETIREMEN    1      1.06     8.56     120     67.67      $4,060,000
MOUNTAIN SHADOWS CAR    1      1.05     9.63     120     68.97      $4,000,000
HUNT CLUB       1       1      1.03     9.26     120     69.84      $3,942,000
CENTRAL VALLEY PLAZA    1      1.02     8.61     144     67.24      $3,900,000
MILL TOWNE CENTER       1      1.02     9.42     120     69.64      $3,900,000
COUNTY SQUARE   1       1      0.95     9.80     120     57.03      $3,650,000
FOOTHILLS SHADOWS AP    1      0.95     8.99     120     76.97      $3,625,000
THE WELLINGTON HOUSE    1      0.95     8.95     120      70.8      $3,625,000
THE SHOPPES AT HINES    1      0.93     8.93     120      73.2      $3,550,000
BRANDYWOOD APARTMENT    1      0.91     9.28     180     34.55      $3,500,000
NORTH COUNTRY COMMON    1      0.91     8.59     120     65.91      $3,500,000
KASH N' KARRY STORE     3      0.89     9.30     180     56.13      $3,411,750
PACIFIC SKIES MOBILE    1      0.89     9.11      84     67.52      $3,410,000
OLD HARBOR PLAZA SHO    1      0.89     8.42     120     74.73      $3,400,000
WILLIAMSVILLE PLACE     1      0.89     8.21     180     73.91      $3,400,000
PEZROW BUILDING 1       1      0.87     9.30     180     54.34      $3,315,000
CROSSROADS RETIREMEN    1      0.86     8.12     120     61.11      $3,300,000
CRESTWOOD VILLAGE NO    1      0.86     8.68     120     69.09      $3,282,000
CLASSIC HEIGHTS APAR    1      0.83     8.92     120     69.13      $3,180,000
LOS CERROS APARTMENT    1      0.81     9.62     180     62.63      $3,100,000
MAINRIDGE APARTMENTS    1      0.78     9.24     180     63.83      $3,000,000


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- ------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

                                                  Original              Original
                                                  Terms      Original  Principal
Property Name          # Loans  % Pool  % Coupon  (months)    LTV %      Balance
- --------------------------------------------------------------------------------

TEMPLE TERRACE          1       0.77       9.25       120     64.46   $2,965,000
HOODVIEW APARTMENTS     1       0.74       9.34       120     70.88   $2,835,000
HOLLAND LAKE PLACE      1       0.73       8.57       120        70   $2,800,000
BRITAINS LANE OFFICE    1       0.68       9.07       144     68.87   $2,600,000
COMFORT INN - EAST      1       0.68       9.50       180     61.9    $2,600,000
SQUIRE'S LANDING APA    1       0.67       9.08       144     73.14   $2,560,000
TOWNSQUARE RETIREMEN    1       0.67       8.12       120     67.37   $2,560,000
WESTRIDGE APARMENTS     1       0.67       9.24       180     54.26   $2,550,000
CARDINAL VILLAGE - F    1       0.65       8.12       120     42.37   $2,500,000
TERRACE GARDEN APART    1       0.65       9.80       120     68.31   $2,500,000
15985 STURGEON          1       0.64       9.36       144        75   $2,433,750
413 WEST BROADWAY       1       0.63      11.44       120     52.17   $2,400,000
HAMPTON HOUSE VILLAS    1       0.63       8.46       120     69.36   $2,400,000
KAY BEE TOYS            1       0.61       8.85       144        70   $2,345,000
WINDJAMMER APARTMENT    1       0.60       9.26       120     66.31   $2,300,000
PIONEER MOBILE HOME     1       0.60       9.48       144     71.72   $2,295,000
ESPLANADE APARTMENTS    1       0.57       9.88        84     65.67   $2,200,000
SUN TREE DUPLEXES       1       0.57       9.18       180     70.51   $2,200,000
ST. REGIS APARTMENTS    2       0.55       9.07    173.21     65.07   $2,120,000
CHASE APARTMENTS        1       0.55       8.03       120     64.62   $2,100,000
HERITAGE APARTMENTS     1       0.54       9.25        84     68.79   $2,063,800
TRI CITY PLAZA          1       0.54       9.13        84     67.21   $2,050,000
CHERRY PLAZA SHOPPIN    1       0.53       9.56       120     63.71   $2,038,583
QUAIL CREEK APARTMEN    1       0.50       9.29       180     70.63   $1,900,000
QUAIL HOLLOW APARTME    1       0.49       8.80        84     67.84   $1,865,565
COLONNADE APARTMENTS    1       0.47       9.10       144      72.6   $1,815,000
BRUSH MEADOWS APARTM    1       0.47       9.26       180        72   $1,800,000
CHAMPAIGN HOUSE APAR    1       0.47       8.19       120        75   $1,800,000
PARK FOREST APARTMEN    1       0.47       9.14       180     56.69   $1,800,000
PEPPER PLACE APARTME    1       0.47       9.18       120     67.92   $1,800,000
POOLER SQUARE SHOPPI    1       0.44       8.93       120     72.47   $1,685,000
ACADEMY PLACE & TIME    1       0.44       9.13       144     57.85   $1,665,000
BAILEY'S CROSSROADS     1       0.42       8.78       180     62.75   $1,600,000
CORONADO SQUARE         1       0.42       9.81       180     62.26   $1,600,000
GOLD STREET APARTMEN    1       0.42       9.62       180     62.14   $1,600,000
CORTE LINDA APARTMEN    1       0.41       8.51        85     75.24   $1,580,000
CENTURY CENTER V        1       0.41       9.36        84     70.45   $1,550,000
CLEARVIEW MOBILE HOM    1       0.39       9.25       144     66.67   $1,500,000
RANDERS PROFESSIONAL    1       0.39       9.62       120     63.83   $1,500,000
REGENCY / BEL ROSE A    1       0.39      10.50        84      65.5   $1,500,000
PHOENIX PLACE APARTM    1       0.39       8.05        84        75   $1,481,250
565 85TH STREET         1       0.39       9.33       192     70.48   $1,480,000
CLAREMONT APARTMENTS    1       0.38       9.11       120        75   $1,462,500
LA PICO PLAZA           1       0.38       9.64       144     72.79   $1,450,000

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- ------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

                                                  Original               Original
                                                      Term    Original  Principal
Property Name       # Loans  % Pool   % Coupon    (months)      LTV %     Balance
- ---------------------------------------------------------------------------------

COLLEGE COURT APARTM      1    0.37       8.97         144      62.39  $1,435,000
OLD MILL BUSINESS CE      1    0.37       9.37         120      54.15  $1,435,000
THE MARKET PLACE          1    0.37       8.89         120         75  $1,425,000
WEST COURT RANCHES        1    0.37       9.12         144      69.56  $1,412,000
PRISM PLAZA OFFICE B      1    0.36       9.65         120      61.96  $1,394,000
FRANK'S STORE #628        1    0.36       8.70         120      58.7   $1,379,474
THE BRICKLYN MANOR A      1    0.36       9.32         144      67.22  $1,378,000
FRANK'S STORE #623        1    0.36       8.70         120      58.44  $1,373,432
WOODRIDGE MANOR APAR      1    0.34       8.51          85      67.69  $1,320,000
WILLOW CREEK APARTME      1    0.34       8.75          84      72.18  $1,310,000
DIPLOMAT TOWNHOUSE A      1    0.34       8.43         120      51.18  $1,300,000
FRANK'S STORE #101        1    0.33       8.70         120      61.59  $1,280,990
COMMONS OF ORCHARD P      1    0.33       8.95         180      74.4   $1,250,000
SPRINGFIELD DUPLEXES      1    0.33       8.23         180      68.31  $1,250,000
STONEBRIDGE PLAZA         1    0.31       8.46         120      65.75  $1,200,000
EMERALD POINT APARTM      1    0.30       7.96          84      71.88  $1,150,000
WESTGATE APARTMENTS       1    0.30       8.75         192      70.99  $1,150,000
CYPRESS HILLS PATIO       1    0.30       8.18         120      73.87  $1,145,000
FOUR CORNERS MEDICAL      1    0.30       9.64         120      53.95  $1,133,000
INTEGRITY FUND            1    0.29       9.79         144      50.92  $1,105,000
ATASCOCITA VILLAGE M      1    0.29       9.76         180      63.95  $1,100,000
MONTCLAIR APARTMENTS      1    0.29       9.42         120      70.97  $1,100,000
114 STATE STREET          1    0.27       9.76         144      64.86  $1,050,000
ARLINGTON MEDICAL BU      1    0.27       9.50         144      42.86  $1,050,000
MADISON AVENUE BUILD      1    0.27       8.72         144      74.47  $1,050,000
MUSTANG CROSSING APT      1    0.26       9.00          84      69.66  $1,010,000
CLAYBOURNE APARTMENT      1    0.26       9.60         180      49.09  $1,000,000
HARBOR PLAZA              1    0.26       9.83         144      54.05  $1,000,000
THE CONCORDIA PLACE       1    0.26       9.38          84      69.69  $1,000,000
CAVE CREEK CENTER PL      1    0.26       9.59         120      61.88    $990,000
ACME-KENT PLAZA           1    0.25       8.58         144      60.94    $975,000
MOUNT VERNON APARTME      1    0.25       8.75          84         78    $975,000
402-416 EAST 25TH ST      1    0.25       9.33         192       66.9    $970,000
HAWTHORNE SERVICE CE      1    0.25       8.91         144       54.6    $950,000
CREATIVE CONTAINERS       1    0.24       9.58         144         72    $936,000
UNIVERSITY GARDEN AP      1    0.24       9.09         120      64.21    $931,000
THE BROADMOOR APARTM      1    0.24       8.95         180      57.41    $930,000
FRANK'S STORE #99         1    0.23       8.70         120      62.44    $892,829
FRANK'S STORE #167        1    0.23       8.70         120      51.99    $883,802
FRANK'S  STORE #106       1    0.23       8.70         120      54.22    $867,548
FRANK'S  STORE #140       1    0.23       8.70         120      53.93    $862,893
WILLOW TREE PLAZA         1    0.23       9.63         120      73.72    $862,500
FRANK'S STORE #163        1    0.22       8.70         120      53.58    $857,318
FRANK'S  STORE #265       1    0.20       8.70         120      56.23    $753,432


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.    Preliminary Computational Materials
- --------------------------------------------------------------------------------
Preliminary Collateral Term Sheet

                                                   Original              Original
                                                       Term  Original   Principal
Property Name          # Loans  % Pool   % Coupon   months)   LTV %       Balance
- ------------------------------------------------------------------------------------

FRANK'S STORE #139           1    0.19    8.70        120       59.22       $734,319
FRANK'S  STORE #135          1    0.19    8.70        120        55.1       $730,026
BRIARCLIFF APARTMENT         1    0.18    9.25         84       64.29       $675,000
JACKSON MANOR APARTM         1    0.18    9.38         84       76.36       $675,000
GREENWOOD APARTMENTS         1    0.16    9.25         84       65.79       $625,000
GREENHILL APARTMENTS         1    0.16    9.90        180       30.83       $600,000
VELMA COURT APARTMEN         1    0.16    9.60        180       61.48       $600,000
BUDGET SELF STORAGE          1    0.15    9.62        120       63.95       $566,000
- ------------------------------------------------------------------------------------
Total.....                 143  100.00 % 8.940     135.34       68.24   $382,708,761

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.